Fees Summary	Nov. 17, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	48,263.18
Total Transaction Valuation	349,479,887.50
Total Offset Amount	0.00
Net Fee	$ 48,263.18